SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

TIPPERARY CORPORATION

(Exact name of registrant as specified in its charter)

TEXAS	1-7796	75-1236955
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

633 Seventeenth Street, Suite 1550

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

303-293-9379

Registrant’s telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description

99.1	Press Release dated November 14, 2003

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2003, Tipperary Corporation issued a press release announcing third quarter 2003 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATION

By:	/s/ David L. Bradshaw
David L. Bradshaw, President,
Chief Executive Officer and Chairman of the Board

Date: November 17, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 14, 2003

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